UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:  (Date of earliest event reported):  June 25, 2010 (June 23, 2010)

INX Inc.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-31949 Commission file number	76-0515249 (I.R.S. Employer Identification No.)

11757 Katy Freeway
Houston, Texas 77079
(Address of Registrant’s principal executive offices)

(713) 795-2000
(Registrant’s telephone number, including area code)

(Not Applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

On June 23, 2010, INX Inc. (the “Company” or “INX”) received a waiver of default through July 31, 2010, under Section 7(b) of the Amended and Restated Credit Agreement dated April 30, 2007, between INX and Castle Pines Capital LLC (“CPC”), whereby the Company is required to provide CPC with its Annual Report on Form 10-K no later than 90 days after the last day of each fiscal year and to provide its Form 10-Q for each fiscal quarter.  Due to the circumstances previously disclosed, the Company was unable to provide its Annual Report on Form 10-K by March 31, 2010, and its Form 10-Q for the first fiscal quarter of 2010 by May 17, 2010.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INX Inc.

Date: June 25, 2010	By:	/s/ Brian Fontana
Brian Fontana Chief Financial Officer